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                                 EXHIBIT 23.2

                        CONSENT OF ARTHUR ANDERSEN LLP
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                                                                    EXHIBIT 23.2



               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.




/s/ ARTHUR ANDERSEN LLP



Atlanta, Georgia
October 13, 1999